TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Capital Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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The Board of Trustees has approved the termination of Service Class shares of Transamerica Morgan Stanley Capital Growth VP (the “portfolio”) effective on or about September 22, 2023.

Effective on or about the close of business on August 18, 2023, the portfolio will close the Service Class shares to all investments. In addition, the following sentence will be added to the end of the “Purchase and Sale of Portfolio Shares” section of the portfolio’s Prospectus and Summary Prospectus:

“The portfolio does not currently offer Service Class shares.”

Effective on or about September 22, 2023, Service Class shares will no longer be offered by the portfolio and all references to the portfolio’s Service Class shares will be deleted in their entirety from the portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

August 4, 2023